PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity

Prudential Retirement Security Annuity II

Prudential Retirement Security Annuity VI

Supplement to Prospectuses Dated May 1, 2017

Prudential Retirement Security Annuity III

Supplement to Prospectus Dated September 25, 2017

Prudential Retirement Security Annuity IV

Prudential Retirement Security Annuity V

Supplement to Prospectuses Dated September 26, 2017

Supplement dated October 19, 2017

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

On October 18, 2017, we were notified of a systems issue at a third-party service provider utilized by certain underlying mutual fund portfolios. As a result of the systems issue, the net asset values (NAVs) and performance information for certain portfolios beginning on October 18, 2017 are not representative of certain fund activity. The portfolios will update the NAVs and performance information as necessary as soon as the information is available. The portfolios’ NAVs are used in the unit values and performance information calculated for certain Sub-accounts invested in these portfolios.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2017-PROSUPP-4